SUPPLEMENT DATED OCTOBER 14, 2011

SPVUL-
Modified Single Premium Variable Life

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
PROSPECTUS DATED MAY 1, 2011

1.)           The section, “Portfolio Optimization Program” on pages 3 and 4 is deleted in its entirety and replaced with the following:

Portfolio Optimization Program (the “Program”). Portfolio Optimization is the diversification among asset classes to help reduce volatility over the long-term. If the Owner selects a Portfolio Optimization model, the Owner’s initial premium payment will be allocated to the Investment Options according to the model the Owner selects. Subsequent premium payments will also be allocated accordingly. The Program automatically rebalances the Owner’s Contract annually to maintain the asset allocation given in the Owner’s Portfolio Optimization model (which may be updated annually; see below).

Generally, on an annual basis, all the Portfolio Optimization models are evaluated. Each model may change and Investment Options may be added to or deleted from a model as a result of the annual analysis. After the annual analysis, the Owner’s model will automatically be updated to the new version. This means the Owner’s allocations, and potentially the underlying Investment Options, will automatically change and the Owner’s Account Value will be automatically rebalanced among the Investment Options in the Owner’s model each year.

The Program must be chosen if the Owner elects certain riders. If the Owner elects one of these riders and later terminates the Program, the rider will automatically terminate.

2.) The section, “Portfolio Optimization Program” on pages 15 through 17 is deleted in its entirety and replaced with the following:

Portfolio Optimization Program

The Program

Portfolio Optimization is an asset allocation program offered at no additional charge for use within this variable life policy.  Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal.  For the Owner’s variable life policy, Portfolio Optimization can help with decisions about how the Owner should allocate the Owner’s Account Value among available Investment Options.  The theory behind Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of the Program, several asset allocation models ("Portfolio Optimization Models" or "Models") have been developed by Ibbotson Associates, which is a independent entity unrelated to AUL, each based on different profiles of an investor’s willingness to accept investment risk. If the Owner decides to subscribe to the Program and select one (1) of the Portfolio Optimization Models, the Owner’s initial Premium payment (in the case of a new application) or Account Value, as applicable, will be allocated to the Investment Options according to the Model the Owner selects. Subsequent Premium payments, if allowed under the Owner’s Contract, will also be allocated accordingly.

On a periodic basis (typically annually), the Portfolio Optimization Models are evaluated and the Models are updated by Ibbotson Associates. If the Owner subscribes to Portfolio Optimization, the Owner’s Account Value will automatically be reallocated in accordance with the Model the Owner selects as it is updated from time to time.

The Portfolio Optimization Models

Up to five (5) asset allocation models may be offered, each comprised of a carefully selected combination of Funds. Development of the Portfolio Optimization models is conducted by Ibbotson Associates. Investment Options are selected in a way intended to optimize potential returns for each Model, given a particular level of risk tolerance. This process could, in some cases; result in the inclusion of an Investment Option in a Model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.

Periodic Updates of the Portfolio Optimization Model and Notices of Updates

Each of the Portfolio Optimization Models are evaluated periodically (generally, annually) by Ibbotson Associates to assess whether the combination of Investment Options within each Model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the Model. As a result of the periodic analysis, each Model may change and Investment Options may be added to a Model (including Investment Options not currently available), or Investment Options may be deleted from a Model.

When the Owner’s Portfolio Optimization Model is updated, the Owner’s Account Value (and subsequent Premiums, if applicable) will be reallocated in accordance with any changes to the Model the Owner has selected. This means the allocation of the Owner’s Account Value, and potentially the Investment Options, in which the Owner is invested, will automatically change and the Owner’s Account Value (and subsequent Premiums, if applicable) will be automatically reallocated among the Investment Options in the Owner’s updated Model.

When the Portfolio Optimization Models are updated, written notice of the updated Models will be sent to the Owner at least thirty (30) days in advance of the date that the updated version of the Model is to be effective.  The Owner should carefully review these notices.  If the Owner wishes to accept the changes in the Owner’s selected Model, the Owner will not need to take any action, as the Owner’s Account Value (or subsequent Premiums, if applicable) will be reallocated in accordance with the updated Model automatically.  If the Owner does not wish to accept the changes to the Owner’s selected Model, the Owner can change to a different Model or withdraw from the Program.  Some of the riders available under the Contract require the Owner to participate in a specific asset allocation service. If the Owner purchased any of these riders, such riders will terminate if the Owner withdraws from Portfolio Optimization or allocates any portion of the Owner’s subsequent Premiums or Account Value to an Investment Option that is not currently allowed with the rider (as more fully described in each rider).

Selecting a Portfolio Optimization Model

If the Owner chooses to subscribe to the Program, the Owner must determine which Portfolio Optimization Model is best for the Owner.  AUL will not make this decision. The Owner should consult with his or her registered representative on this decision.  The Owner’s registered representative can help the Owner determine which Model is best suited to his or her financial needs, investment time horizon, and willingness to accept investment risk.  The Owner should periodically review these factors with his or her registered representative to determine if the Owner should change Models to keep up with changes in the Owner’s personal circumstances.  The Owner’s registered representative can assist the Owner in completing the proper forms to subscribe to the Program or to change to a different Model. The Owner may, in consultation with his or her registered representative, utilize analytical tools made available by AUL, including an investor profile questionnaire, which asks questions intended to help the Owner or his or her registered representative assess his or her financial needs, investment time horizon, and willingness to accept investment risk. It is the Owner’s decision, in consultation with the Owner’s registered representative, to select a Model or to change to a different Model, and AUL bears no responsibility for this decision.  The Owner may change to a different Model at any time with a proper written request or by telephone   or   electronic   instructions   provided a valid telephone/electronic authorization is on file with AUL.

Quarterly  Reports

If the Owner selects a Portfolio Optimization Model, the Owner will be sent a quarterly report that provides information about the Investment Options within the Owner’s selected Model, in addition to or as part of the Owner’s usual quarterly statement.

Risks

Although the Models are designed to optimize returns given the various levels of risk, there is no assurance that a Model portfolio will not lose money or that investment results will not experience volatility.  Investment performance of the Owner’s Account Value could be better or worse by participating   in a Portfolio   Optimization   Model than if the Owner has not participated. A Model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying Portfolios). The timing of the Owner’s investment and the rebalancing may affect performance. The Owner’s Account Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A Portfolio Optimization Model may not perform as intended. Although the Models are  intended  to  optimize  returns  given  various  levels of risk  tolerance, portfolio,  market and asset class performance may differ in the future from the historical  performance and assumptions  upon which the Models are based,  which could  cause  the  Models  to be  ineffective  or  less  effective  in  reducing volatility.

Periodic updating of the Portfolio Optimization Models can cause the underlying Portfolios to incur transactional expenses to raise cash for money flowing out of the Portfolios or to buy securities with money flowing into the Portfolios. These expenses can adversely affect performance of the pertinent Portfolios and the Models.

As advisor to OneAmerica Funds, Inc., AUL monitors performance of the OneAmerica Funds portfolios, and may, from time to time, recommend to the Fund’s Board of Directors a change in portfolio management firm or strategy or the closure or merger of a Portfolio, all of which could impact a Model if one or more of the OneAmerica Funds portfolios is a part of one or more Models. All Fund Portfolios are analyzed by the Ibbotson Associates. AUL does not dictate to Ibbotson Associates the number of Portfolios in a Model, the percent that any Portfolio represents in a Model, or which Portfolios may be selected (other than to require exclusion of any Portfolio that is expected to be liquidated, merged into another Portfolio, or otherwise closed). AUL believes AUL’s reliance on the work of Ibbotson Associates to develop and update the Models (as described above) reduces or eliminates the potential for AUL to be influenced by these competing interests, but there can be no assurance of this.

The Owner may change the Owner’s model selection at any time with Proper Notice. The Owner should consult with the Owner’s registered representative to assist the Owner in determining which model is best suited to the Owner’s financial needs, investment time horizon, and is consistent with the Owner’s risk comfort level. The Owner should periodically review those factors to determine if the Owner needs to change models to reflect such changes. The Owner’s registered representative can assist the Owner in completing the proper forms to enroll in Portfolio Optimization. Newly issued Contracts may require participation in the Program.

AUL is under no contractual obligation to continue this service and has the right to terminate or change the Program at any time.

This Supplement should be retained with the Prospectus for future reference.